Exhibit 10.9

A.A.P.L. FORM 610 - 1989
MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT
DATED

,	, 2013 ,
year

OPERATOR	PETROSHARE CORP.

CONTRACT AREA	Township 6 North, Range 90 West, 6th P.M
Section 25: All

COUNTY OR PARISH OF	MOFFAT	, STATE OF	COLORADO

COPYRIGHT 1989 – ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM. A.A.P.L. NO. 610 – 1989

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

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A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION	15
	F. PREFERENTIAL RIGHT TO PURCHASE	15
IX.	INTERNAL REVENUE COEDE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS	16
	B. GOVERNING LAW	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION	17
	B. SUCCESSORS AND ASSIGNS	17
	C. COUNTERPARTS	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

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A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	OPERATING AGREEMENT
2	THIS AGREEMENT, entered into by and between PetroShare Corp. ,
3	hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes
4	hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."
5	WITNESSETH:
6	WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land
7	identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil
8	and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,
9	NOW, THEREFORE, it is agreed as follows:
10	ARTICLE I.
11	DEFINITIONS
12	As used in this agreement, the following words and terms shall have the meanings here ascribed to them:
13	A. The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of
14	estimating the costs to be incurred in conducting an operation hereunder.
15	B. The term "Completion" or "Complete" shall mean a single operation intended to complete a well as a producer of Oil
16	and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation
17	and production testing conducted in such operation.
18	C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be
19	developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas
20	Interests are described in Exhibit "A."
21	D. The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest
22	Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the
23	lesser.
24	E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the
25	cost of any operation conducted under the provisions of this agreement.
26	F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal
27	body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as
28	established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.
29	G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be
30	located.
31	H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.
32	I. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as
33	provided in Article VI.B.2.
34	J. The terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a
35	proposed operation.
36	K. The term "Oil and Gas" shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous
37	hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is
38	specifically stated.
39	L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts
40	of land lying within the Contract Area which are owned by parties to this agreement.
41	M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein
42	covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.
43	N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a
44	Completion in a shallower Zone.
45	O. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned
46	in order to attempt a Completion in a different Zone within the existing wellbore.
47	P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure,
48	restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but
49	are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking,
50	Deepening, Completing, Recompleting, or Plugging Back of a well.
51	Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to
52	change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other
53	mechanical difficulties.
54	R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and
55	Gas separately producible from any other common accumulation of Oil and Gas.
56	Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes
57	natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.
58	ARTICLE II.
59	EXHIBITS
60	The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:
61	X A. Exhibit "A," shall include the following information:
62	(1) Description of lands subject to this agreement,
63	(2) Restrictions, if any, as to depths, formations, or substances,
64	(3) Parties to agreement with addresses and telephone numbers for notice purposes,
65	(4) Percentages or fractional interests of parties to this agreement,
66	(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,
67	(6) Burdens on production.
68	B. Exhibit "B," Form of Lease.
69	X C. Exhibit "C," Accounting Procedure.
70	X D. Exhibit "D," Insurance.
71	E. Exhibit "E," Gas Balancing Agreement.
72	F. Exhibit "F," Non-Discrimination and Certification of Non-Segregated Facilities.
73	G. Exhibit "G," Tax Partnership.
74	X H. Other: Memorandum of Operating Agreement and Financing Statement

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	If any provision of any exhibit, except Exhibits "E," "F" and "G," is inconsistent with any provision contained in
2	the body of this agreement, the provisions in the body of this agreement shall prevail.
3	ARTICLE III.
4	INTERESTS OF PARTIES
5	A. Oil and Gas Interests:
6	If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this
7	agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit "B,"
8	and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.
9	B. Interests of Parties in Costs and Production:
10	Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne
11	and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their
12	interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the
13	Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.
14	~~Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other~~
15	~~burdens may be payable and except as otherwise expressly provided in this agreement, each party~~  Operator / shall pay or deliver, or
16	cause to be paid or delivered, all burdens on ~~its share of the~~ production from the Contract Area for the account of al parties. ~~/up to, but not in excess of,~~
17	______ ~~and shall indemnify, defend and hold the other parties free from any liability therefor~~.
18	~~Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is~~
19	~~burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts~~
20	~~stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend~~
21	~~and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as~~
22	~~theDrilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to~~
23	~~be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s)~~
24	~~which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any~~
25	~~liability therefor.~~Operator shall have no liability with respect to the payment of burdens except to the extent of its gross negligence.
26	~~No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party's~~
27	~~lessor or royalty owner, and if such other party's lessor or royalty owner should demand and receive settlement on a higher~~
28	~~price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price~~.
29	Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby,
30	and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in
31	said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.
32	C. Subsequently Created Interests:
33	If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security
34	for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production
35	payment, net profits interest, assignment of production or other burden payable out of production attributable to its working
36	interest hereunder, such burden shall be deemed a "Subsequently Created Interest."Further, if any party has contributed
37	hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden
38	payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such
39	burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's
40	Lease or Interest to exceed the amount stipulated in Article III.B. above.
41	The party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and
42	alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other
43	parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses
44	chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the
45	same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required
46	under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the
47	production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of
48	said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or
49	parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.
50	ARTICLE IV.
51	TITLES
52	A. Title Examination:
53	Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and,
54	if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire
55	Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working
56	interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.Each party contributing
57	Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator
58	all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of
59	charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the
60	examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or
61	by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in
62	procuring abstracts, fees paid outside attorneys or title examination (including preliminary, supplemental, shut-in royalty
63	opinions and division order title opinions), ( fees paid to outside landmen or brokers) / and other direct charges as provided in Exhibit "C" shall be borne by the Drilling
64	Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such
65	interests appear in Exhibit "A." Operator shall make no charge for services rendered by its staff attorneys or other personnel
66	in the performance of the above functions.
67	~~Each party~~ Operator /shall be responsible for securing curative matter and pooling amendments or agreements required in
68	connection with any title opinion obtained as set forth above.~~/ Leases or Oil and Gas Interests contributed by such party~~. Operator shall be responsible for the preparation
69	and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings
70	before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to
71	the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.
72	Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental
73	agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct
74	charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above
2	functions.
3	No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has
4	been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by
5	Operator. ~~a/ ll of the Drilling Parties in such well~~.
6	B. Loss or Failure of Title:
7	~~1. Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a~~
~~8~~	~~reduction of interest from that shown on Exhibit "A," the  party credited with contributing the  affected Lease or Interest~~
~~9~~	~~(including, if  applicable, a  successor in  interest to  such party) shall have ninety (90)  days from final  determination of title~~
~~10~~	~~failure to  acquire a  new lease or other instrument curing the  entirety of  the  title failure, which acquisition will not be  subject~~
~~11~~	~~to  Article VIII.B., and  failing to  do  so, this  agreement, nevertheless, shall continue in force as  to  all remaining Oil and  Gas~~
~~12~~	~~Leases and Interests; and~~,
~~13~~	~~(a) The party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if~~
~~14~~	~~applicable, a  successor in  interest to  such party) shall bear alone the entire loss and  it shall not be  entitled to  recover from~~
~~15~~	~~Operator or the  other parties any development or operating costs which it  may have previously paid or incurred, but there~~
~~16~~	~~shall be no additional liability on its part to the other parties hereto by reason of such title failure;~~
~~17~~	~~(b)  There shall be  no  retroactive adjustment of expenses incurred or revenues received from the  operation of the~~
~~18~~	~~Lease or Interest which has  failed, but the interests of the  parties contained on Exhibit "A" shall be  revised on an acreage~~
~~19~~	~~basis, as  of the  time it  is  determined finally that  title failure has  occurred, so that the  interest of the  party  whose Lease or~~
~~20~~	~~Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;~~
~~21~~	~~(c) If the proportionate interest of the other parties hereto in any producing well previously drilled on the Contract~~
~~22~~	~~Area is  increased by  reason of the  title failure, the  party who bore the  costs incurred in  connection with such well attributable~~
~~23~~	~~to  the Lease or Interest which has failed shall receive the  proceeds attributable to  the increase in such interest (less costs and~~
~~24~~	~~burdens attributable thereto) until it  has been reimbursed for unrecovered costs paid by  it  in connection with such well~~
~~25~~	~~attributable to such failed Lease or Interest;~~
~~26~~	~~(d) Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest~~
~~27~~	~~which has  failed, pay in  any manner any  part  of the cost of operation, development, or equipment, such amount shall be  paid~~
~~28~~	~~to the party or parties who bore the costs which are so refunded;~~
~~29~~	~~(e) Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises~~
~~30~~	~~by  reason of title failure shall be borne severally by each party  (including a  predecessor to  a  current party) who received~~
~~31~~	~~production for which such accounting is  required based on the amount of such production received, and each such party shall~~
~~32~~	~~severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;~~
~~33~~	~~(f) No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defense of~~
~~34~~	~~the  Lease or Interest claimed to  have failed, but  if  the party contributing such Lease or Interest hereto elects to  defend its  title~~
~~35~~	~~it shall bear all expenses in connection therewith; and~~
~~36~~	~~(g) If any party is  given credit on Exhibit "A" to a  Lease or Interest which is  limited solely to ownership of an~~
~~37~~	~~interest in  the wellbore of any  well or wells and  the production therefrom, such  party's absence of interest in  the remainder~~
~~38~~	~~of the  Contract Area shall be  considered a  Failure of Title as  to  such remaining Contract Area unless that absence of interest~~
~~39~~	~~is reflected on Exhibit "A."~~
~~40~~	~~2.  Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well~~
~~41~~	~~payment, minimum royalty or  royalty payment, or other payment necessary to  maintain all or a  portion of an Oil and Gas~~
~~42~~	~~Lease or interest is  not paid or is  erroneously paid,  and as  a  result a  Lease or Interest terminates, there shall be  no  monetary~~
~~43~~	~~liability against the party  who failed to  make  such  payment. Unless the  party  who failed to  make  the  required payment~~
~~44~~	~~secures a  new  Lease or  Interest covering the  same interest within ninety (90)  days from the  discovery of the  failure to  make~~
~~45~~	~~proper payment, which acquisition will not be  subject to  Article VIII.B., the interests of the parties reflected on Exhibit "A"~~
~~46~~	~~shall be  revised on an  acreage basis, effective as  of the date of termination of the Lease or Interest involved, and the party~~
~~47~~	~~who failed to  make proper payment will no  longer be  credited with an interest in  the Contract Area on account of ownership~~
~~48~~	~~of the  Lease or Interest which has  terminated. If the  party who failed to  make the  required payment shall not have been fully~~
49	~~reimbursed, at the time of the  loss, from the  proceeds of the  sale of Oil and Gas attributable to  the lost Lease or  Interest,~~
~~50~~	~~calculated on an acreage basis, for the  development and operating costs previously paid  on account of such Lease or Interest,~~
~~51~~	~~it  shall be  reimbursed for unrecovered actual costs previously paid  by  it  (but  not for its  share of the  cost of any  dry  hole~~
~~52~~	~~previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:~~
~~53~~	~~(a) Proceeds of Oil and Gas produced prior to termination of the Lease or Interest, less operating expenses and lease~~
~~54~~	~~burdens chargeable hereunder to  the person who failed to  make  payment, previously accrued to  the  credit of the  lost Lease or~~
~~55~~	~~Interest, on an acreage basis, up to the amount of unrecovered costs;~~
~~56~~	~~(b) Proceeds of Oil and Gas, less operating expenses and lease burdens chargeable hereunder to the person who failed~~
~~57~~	~~to  make  payment, up to  the amount of unrecovered costs attributable to  that  portion of Oil and Gas thereafter produced and~~
~~58~~	~~marketed (excluding production from any wells thereafter drilled) which, in  the absence of such Lease or Interest termination~~,
~~59~~	~~would be  attributable to  the lost Lease or  Interest on an acreage basis  and which as  a  result of such Lease or Interest~~
~~60~~	~~termination is  credited to  other parties, the  proceeds of said portion of the  Oil and  Gas to  be  contributed by  the  other parties~~
~~61~~	~~in proportion to their respective interests reflected on Exhibit "A"; and~~,
~~62~~	~~(c) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is, or becomes, the owner~~
~~63~~	~~of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.~~

64	3. ~~Other~~ Losses: All losses of Leases or Interests committed to this agreement, ~~other than those set forth in Articles~~
~~65~~	~~IV.B.1. and IV.B.2. above,~~ shall be joint losses and shall be borne by all parties in proportion to their interests shown on
66	Exhibit "A." This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because
67	express or implied covenants have not been performed (other than performance which requires only the payment of money),
68	and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no
69	readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.
70	4. Curing Title: In the event of a Failure of Title / as set forth ~~under Article IV.B.1. or a loss of title under Article IV.B.2.~~ above, any
71	Lease or Interest acquired by any party hereto ~~(other than the party whose interest has  failed or was lost)~~ during the ninety
72	(90) day period / following discovery of such failure ~~provided by  Article IV.B.1. and Article IV.B.2. above~~ covering all or a portion of the interest that has failed
73	or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B.
74	shall not apply to such acquisition.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	ARTICLE V.
2	OPERATOR
3	A. Designation and Responsibilities of Operator:
4	PetroShare Corp. shall be the Operator of the Contract Area, and shall conduct
5	and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of
6	this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor
7	not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance
8	with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the
9	Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third
10	party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike
11	manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and
12	regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred
13	except such as may result from gross negligence or willful misconduct.
14	B. Resignation or Removal of Operator and Selection of Successor:
15	1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators.
16	If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of
17	serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a
18	successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest
19	based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be
20	deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and
21	Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an
22	operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, "good cause" shall
23	mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of
24	operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.
25	Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first
26	day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator
27	or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of
28	Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a
29	Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single
30	subsidiary, parent or successor corporation shall not be the basis for removal of Operator.
31	2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a
32	successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an
33	interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the
34	affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A";
35	provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to
36	succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority
37	interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was
38	removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to
39	the operations conducted by the former Operator to the extent such records and data are not already in the possession of the
40	successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint
41	account.
42	3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have
43	resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal
44	bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all
45	Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or
46	assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in
47	possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators,
48	except the selection of a successor. During the period of time the operating committee controls operations, all actions shall
49	require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In
50	the event there are only two (2) parties to this agreement, during the period of time the operating committee controls
51	operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a
52	member of the operating committee, and all actions shall require the approval of two (2) members of the operating
53	committee without regard for their interest in the Contract Area based on Exhibit "A."
54	C. Employees and Contractors:
55	The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the
56	hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or
57	contractors shall be the employees or contractors of Operator.
58	D. Rights and Duties of Operator:
59	1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive
60	contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in
61	the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges
62	shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by
63	Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors
64	who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator
65	shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and
66	standards prevailing in the industry.
67	2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay
68	and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall
69	charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C."
70	Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits
71	made and received.
72	3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts
73	of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in
74	respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or
2	materials supplied.
3	4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced
4	or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the
5	Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until
6	used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as
7	provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator
8	and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in
9	this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the
10	parties otherwise specifically agree.
11	5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator
12	or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to
13	all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of
14	operations conducted thereon or production therefrom, including Operator's books and records relating thereto. Such access
15	rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate
16	Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such
17	interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any
18	and all reports and information obtained by Operator in connection with production and related items, including, without
19	limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding
20	purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the
21	information.Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures
22	shall be conducted in accordance with the audit protocol specified in Exhibit "C."
23	6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to
24	each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications
25	required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.
26	Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.
27	7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not
28	limited to the Initial Well:
29	(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which
30	drilling operations are commenced.
31	(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well
32	as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.
33	(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing
34	Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted
35	hereunder.
36	8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs
37	incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.
38	Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.
39	9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers
40	compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-
41	insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall
42	be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties
43	as outlined in Exhibit "D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on
44	or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted
45	and to maintain such other insurance as Operator may require.
46	In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the
47	parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive
48	equipment.
49	ARTICLE VI.
50	DRILLING AND DEVELOPMENT
51	A. Initial Well:
52	On or before the______ day of ______________ , ____ , Operator shall commence the drilling of the Initial
53	Well at ~~the following location~~: a location on the Contract Area of Operator’s choosing
54
55
56
57
58
59
60	and shall thereafter continue the drilling of the well with due diligence to a depth sufficient to test the Niobrara formation or to a true vertical depth of 7,855 feet, whichever is the lesser depth.
61
62
63
64
65
66
67	The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation
68	in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.
69	B.Subsequent Operations:
70	1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or
71	if any party should desire to / complete the Initial Well as a horizontal well or to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of
72	producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under
73	this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written
74	notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be
2	performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a
3	notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work
4	whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to
5	Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-
6	eight (48) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply
7	within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation.
8	Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties
9	within the time and in the manner provided in Article VI.B.6.
10	If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be
11	contractually committed to participate therein provided such operations are commenced within the time period hereafter set
12	forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as
13	promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case
14	may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of
15	the parties participating therein; provided, however, said commencement date may be extended upon written notice of same
16	by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such
17	additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-
18	way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or
19	acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as
20	specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct
21	said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior
22	proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or
23	Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation,
24	reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance
25	with Article VI.B.5. in the event of a Sidetracking operation.
26	2. Operations by Less Than All Parties:
27	(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1. or
28	VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this
29	Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no
30	later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the
31	expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the
32	proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting
33	Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party,
34	the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the
35	account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The
36	rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party
37	designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when
38	conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this
39	agreement.
40	If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the
41	applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its
42	recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party,
43	within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the
44	proposing party of its desire to (i) limit participation to such party's interest as shown on Exhibit "A" or (ii) carry only its
45	proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in
46	the Contract Area) of Non-Consenting Parties' interests, or (iii) carry its proportionate part (determined as provided in (ii)) of
47	Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties'
48	interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a
49	Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its
50	proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a
51	drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a
52	total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may
53	withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10)
54	days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.
55	If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties
56	of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the
57	period provided in Article VI.B.1., subject to the same extension right as provided therein.
58	(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be
59	borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding
60	paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and
61	encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results
62	in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore
63	the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that
64	participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate
65	shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not
66	increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened,
67	Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in
68	paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the
69	well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the
70	expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking,
71	Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the
72	provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the
73	Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-
74	Consenting Party's interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-
2	Consenting Party's interest in the production obtained from the operation in which the Non-Consenting Party did not elect
3	to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or
4	market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes,
5	royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production
6	from such well accruing with respect to such interest until it reverts), shall equal the total of the following:
7	(i) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment
8	beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and
9	piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first
10	production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other
11	provisions of this Article, it being agreed that each Non-Consenting Party's share of such costs and equipment will be that
12	interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning
13	of the operations; and
14	(ii) 400% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening,
15	Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C.,
16	and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections),
17	which would have been chargeable to such Non-Consenting Party if it had participated therein.
18	Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone
19	described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable
20	substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each
21	Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a
22	shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-
23	Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the
24	cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a). If any such Non-
25	Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions
26	of this Article VI.B.2. (b) shall apply to such party's interest.
27	(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or
28	Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in
29	such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full
30	recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Similarly, an election not to
31	participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking
32	operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at
33	any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Any such
34	Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the
35	cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties400% of
36	that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to
37	such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is
38	proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting
39	Parties in said well.
40	(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party's
41	share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem,
42	production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to
43	Non-Consenting Party's share of production not excepted by Article III.C.
44	In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting
45	Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all
46	such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back,
46	Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each
48	party receiving its proportionate part in kind or in value, less cost of salvage.
49	Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations
50	for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to
51	the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing,
52	Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement
53	of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the
54	Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties
55	shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of
56	the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from
57	the sale of the well's working interest production during the preceding month. In determining the quantity of Oil and Gas
58	produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or
59	periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with
60	any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited
61	against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such
62	Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-
63	Consenting Party.
64	If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided
65	for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day
66	following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall
67	own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as
68	such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking,
69	Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and
70	shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this
71	agreement and Exhibit "C" attached hereto.
72	3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have
73	been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise
74	terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party's notice proposing a Reworking,

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required
2	under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening
3	operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted,
4	whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms
5	of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation,
6	but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated
7	between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total
8	interest as shown on Exhibit "A" of all Consenting Parties.
9	In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party
10	may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in
11	Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended
12	response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending
13	the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be
14	allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's
15	interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties.
16	4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed
17	pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article
18	VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone
19	of which the parties were given notice under Article VI.B.1. ("Initial Objective"). Such well shall not be Deepened beyond the
20	Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate
21	in the Deepening operation.
22	In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective,
23	such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-
24	Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to
25	participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation
26	is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation,
27	such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.
28	(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying
29	quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs
30	and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-
31	Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting
32	Party's share of the cost of Deepening and of participating in any further operations on the well in accordance with the other
33	provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well
34	incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the
35	sole account of Consenting Parties.
36	(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing
37	in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or
38	reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and
39	equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less
40	those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall
41	also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based
42	on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent
43	Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in
44	connection with such well shall be determined in accordance with Exhibit "C." If the Consenting Parties have recouped the
45	cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-
46	Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the
47	well for Deepening
48	The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior
49	to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article
50	VI.F.
51	5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an
52	interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its
53	proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore
54	to be utilized as follows:
55	(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs
56	incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.
57	(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of
58	such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth
59	at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's
60	proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking
61	operation is initiated shall be determined in accordance with the provisions of Exhibit "C."
62	6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to
63	propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such
64	party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform
65	an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal
66	holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be
67	conducted, to deliver to all parties entitled to participate in the proposed operation such party's alternative proposal, such
68	alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such
69	proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within
70	twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the
71	subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required
72	shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage
73	interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the
74

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation
2	within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday
3	and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig
4	is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to
5	relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within
6	such period shall be deemed an election not to participate in the prevailing proposal.
7	7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be
8	proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract
9	Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.
10	8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or
11	Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except
12	with the consent of all parties that have not relinquished interests in the well at the time of such operation.
13	C. Completion of Wells; Reworking and Plugging Back:
14	1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well
15	drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling,
16	Deepening or Sidetracking shall include:
17	☐ Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and
18	equipping of the well, including necessary tankage and/or surface facilities.
19	☑ Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When
20	such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results
21	thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to
22	participate in a Completion attempt whether or not Operator recommends attempting to Complete the well,
23	together with Operator's AFE for Completion costs if not previously provided. The parties receiving such notice
24	shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of
25	notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an
26	accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting
27	with Operator's proposal, to the other parties entitled to participate in such Completion in accordance with the
28	procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all
29	necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface
30	facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party
31	receiving such notice to reply within the period above fixed shall constitute an election by that party not to
32	participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of
33	conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the
34	provision of Article VI.B.2. hereof (the phrase "Reworking, Sidetracking, Deepening, Recompleting or Plugging
35	Back" as contained in Article VI.B.2. shall be deemed to include "Completing") shall apply to the operations
36	thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each
37	separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting
38	Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party
39	in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier
40	Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any
41	recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in
42	which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent
43	Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable
44	materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt,
45	insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a
46	Completion attempt.
47	2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked,
48	Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking,
49	Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and
50	Completing and equipping of said well, including necessary tankage and/or surface facilities.
51	D. Other Operations:
52	Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of
53	Twenty-five thousandDollars ($ 25,000.00) except in connection with the
54	drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously
55	authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden
56	emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion
57	are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the
58	emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so
59	requesting an information copy thereof for any single project costing in excess of Twenty-five thousand Dollars
60	($ 25,000.00 ). Any party who has not relinquished its interest in a well shall have the right to propose that
61	Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as
62	salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but
63	not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall
64	be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the
65	amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under
66	Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such
67	proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent
68	of any party or parties owning at least 75% of the interests of the parties entitled to participate in such operation,
69	each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated
70	to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms
71	of the proposal.
72	E. Abandonment of Wells:
73	1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has
74	been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989
1	plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any
2	party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after
3	delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the
4	proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the
5	cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to
6	plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday,
7	Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such
8	forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of
9	Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct
10	such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and
11	abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party
12	taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against
13	liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and
14	restoring the surface, for which the abandoning parties shall remain proportionately liable.
15	2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been
16	conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has
17	been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to
18	such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk
19	and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed
20	abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the
21	proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its
22	operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the
23	applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties
24	against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide
25	proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well
26	within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession
27	of such well and plug and abandon the well.
28	Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of
29	the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost
30	of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event
31	the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the
32	value of the well's salvable material and equipment, each of the abandoning parties shall tender to the parties continuing
33	operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning
34	parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all
35	of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only
36	insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the
37	interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-
38	abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of
39	one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form
40	attached as Exhibit "B." The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.
41	The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their
42	respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract
43	Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.
44	Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production
45	from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon
46	request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and
47	charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate
48	ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor
49	shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in
50	further operations therein subject to the provisions hereof.
51	3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as
52	between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided,
53	however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further
54	operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well
55	in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest
56	in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as
57	provided in Article VI.B.2.(b).
58	F. Termination of Operations:
59	Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing,
60	Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without
61	consent of parties bearing 75% of the costs of such operation; provided, however, that in the event granite or other
62	practically impenetrable substance or condition in the hole is encountered which renders further operations impractical,
63	Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the
64	provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.
65	G. Taking Production in Kind:
66	~~☐ Option No. 1: Gas Balancing Agreement Attached~~
67	~~Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the~~
68	~~Contract Area, exclusive of production which may be used in development and producing operations and in preparing and~~
69	~~treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking~~
70	~~in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any~~
71	~~party taking its share of production in kind shall be required to pay for only its proportionate share of such part of~~
72	~~Operator's surface facilities which it uses.~~
73	~~Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in~~
74	~~production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment~~

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	~~directly from the purchaser thereof for its share of all production.~~
2	~~If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate~~
3	~~share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by~~
4	~~the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to~~
5	~~time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by~~
6	~~Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to~~
7	~~the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any~~
8	~~time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.~~
9	~~Any purchase or sale by Operator of any other party's share of Oil shall be only for such reasonable periods of time~~
10	~~as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a~~
11	~~period in excess of one (1) year.~~
12	~~Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator~~
13	~~shall have no duty to share any existing market or to obtain a price equal to that received under any existing~~
14	~~market. The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing~~
15	~~contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said~~
16	~~contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days~~
17	~~written notice of such intended purchase and the price to be paid or the pricing basis to be used.~~
18	~~All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following~~
19	~~month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.~~
20	~~Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which~~
21	~~records shall be made available to Non-Operators upon reasonable request.~~
22	~~In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate~~
23	~~pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportion-~~
24	~~ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with~~
25	~~any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E" or is a~~
26	~~separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.~~
27	☑ Option No. 2: No Gas Balancing Agreement:
28	Each party~~shall /~~ may take in kind or separately dispose of its proportionate share of all Oil and Gas produced from
29	the Contract Area, exclusive of production which may be used in development and producing operations and in
30	preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.Any extra expenditures
31	incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall
32	be borne by such party. Any party taking its share of production in kind shall be required to pay for only its
33	proportionate share of such part of Operator's surface facilities which it uses.
34	Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in
35	production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment
36	directly from the purchaser thereof for its share of all production.
37	If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate
38	share of the Oil and/or Gas produced from the Contract Area, Operator ~~shall have the right~~, subject to the
39	revocation at will by the party owning it, ~~but not the obligation, to purchase such Oil and/or Gas or~~ such Oil and/or Gas sell / ~~it to~~ others
40	at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator
41	may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall
42	be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator
43	to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered
44	to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator's
45	election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase
46	contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other
47	party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the
48	minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1)
49	year.
50	Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator
51	shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation
52	fee equal to that received under any existing market or transportation arrangement.The sale or delivery by
53	Operator of a non-taking party's share of production under the terms of any existing contract of Operator shall not
54	give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil
55	and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written
56	notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give
57	notice to all parties of the first sale of Gas from any well under this Agreement.
58	All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following
59	month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.
60	Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which
61	records shall be made available to Non-Operators upon reasonable request.
62	ARTICLE VII.
63	EXPENDITURES AND LIABILITY OF PARTIES
64	A. Liability of Parties:
65	The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations,
66	and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the
67	liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have
68	any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation
69	hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other
70	partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or
71	principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have
72	established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own
73	respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other
74	with respect to activities hereunder.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	B. Liens and Security Interests:
2	Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas
3	Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any
4	interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection
5	therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense,
6	interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil
7	and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest
8	granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and
9	overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or
10	otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or
11	used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts
12	(including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead),
13	contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the
14	foregoing.
15	To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording
16	supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time
17	following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as
18	a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform
19	Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate
20	to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed
21	herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a
22	financing statement with the proper officer under the Uniform Commercial Code.
23	Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to
24	the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security
25	interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or
26	under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement,
27	whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject
28	to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder
29	whether or not such obligations arise before or after such interest is acquired.
30	To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the
31	Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.
32	The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an
33	election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.In
34	addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use
35	of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect
36	from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by
37	such party, plus interest as provided in "Exhibit C," has been received, and shall have the right to offset the amount
38	owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production
39	may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the
40	default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in
41	this paragraph.
42	If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by
43	Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the
44	proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so
45	paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each
46	paying party may independently pursue any remedy available hereunder or otherwise.
47	If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure
48	or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting
49	party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement
50	of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets
51	and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party
52	hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted
53	hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable
54	manner and upon reasonable notice.
55	Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien
56	law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting
57	the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or
58	utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the
59	payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.
60	C. Advances:
61	Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other
62	parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations
63	hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an
64	itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice
65	for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.
66	Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and
67	invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as
68	provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end
69	that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.
70	D. Defaults and Remedies:
71	If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to
72	make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for
73	such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the
74	remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator,
2	and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.
3	Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified
4	below or otherwise available to a non-defaulting party.
5	1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default,
6	specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one
7	or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such
8	Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the
9	default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of
10	the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the
11	Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area
12	after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting
13	party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right
14	to receive information as to any operation conducted hereunder during the period of such default, the right to elect to
15	participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being
16	conducted under this agreement even if the party has previously elected to participate in such operation, and the right to
17	receive proceeds of production from any well subject to this agreement.
18	2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint
19	account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default
20	until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from
21	suing any defaulting party to collect consequential damages accruing to such party as a result of the default.
22	3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the
23	defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in
24	which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a
25	well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting
26	party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with
27	respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party,
28	notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the
29	non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.
30	Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure
31	its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such
32	payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-
33	defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the
34	non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership
35	of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.
36	4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or
37	Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting
38	party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may
39	be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of
40	the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of
41	drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the
42	defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided
43	in the Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining
44	when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.
45	5. Costs and Attorneys' Fees: In the event any party is required to bring legal proceedings to enforce any financial
46	obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of
47	collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.
48	E. Rentals, Shut-in Well Payments and Minimum Royalties:
49	Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid
50	by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties
51	own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to
52	make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper
53	evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or
54	minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which
55	results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.
56	Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to
57	production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such
58	action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of
59	failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make
60	timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article 61
61	IV.B.3.
62	F. Taxes:
63	Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all
64	property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed
65	thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as
66	to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and
67	Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being
68	subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes
69	resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to
70	such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part
71	upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to
72	the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's
73	working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner
74	provided in Exhibit "C."

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner
2	prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final
3	determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes
4	and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for
5	the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be
6	paid by them, as provided in Exhibit "C."
7	Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect
8	to the production or handling of such party's share of Oil and Gas produced under the terms of this agreement.
9	ARTICLE VIII.
10	ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST
11	A. Surrender of Leases:
12	The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole
13	or in part unless all parties consent thereto.
14	However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written
15	notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after
16	delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a
17	party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases
18	described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or
19	implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be
20	located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the
21	assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not
22	consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long
23	thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B."
24	Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore
25	accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party
26	shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained
27	in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the
28	reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased
29	acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less
30	the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less
31	than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the
32	assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the
33	interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made
34	varies according to depth, then the interest assigned shall similarly reflect such variances.
35	Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering
36	party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage
37	assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this
38	agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.
39	B. Renewal or Extension of Leases:
40	If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties
41	shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease,
42	promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following
43	delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease
44	affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost
45	allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the
46	parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an
47	assignment of its proportionate interest therein by the acquiring party.
48	If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned
49	by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in
50	the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the
51	purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto
52	shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement Lease in which
53	less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating
54	Agreement in the form of this agreement.
55	If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in
56	renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.
57	The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by
58	the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the
59	expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the
60	existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time
61	the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the
62	expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this
63	agreement.
64	The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.
65	C. Acreage or Cash Contributions:
66	While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other
67	operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall
68	be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom
69	the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the
70	proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the
71	extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any
72	acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above
73	provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled
74	inside Contract Area.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder,
2	such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.
3	D. Assignment; Maintenance of Uniform Interest:
4	For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas
5	Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other
6	disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells,
7	equipment and production unless such disposition covers either:
8	1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or
9	2. an equal undivided percent of the party's present interest in all Oil and Gas Leases, Oil and Gas Interests, wells,
10	equipment and production in the Contract Area.
11	Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement
12	and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and
13	Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of
14	the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale,
15	encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the
16	instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other
17	disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect
18	to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation
19	conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security
20	interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.
21	If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion,
22	may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures,
23	receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to
24	bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-
25	owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of
26	the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale
27	proceeds thereof.
28	E. Waiver of Rights to Partition:
29	If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an
30	undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its
31	undivided interest therein.
23	~~F. Preferential Right to Purchase:~~
33	~~☐ (Optional; Check if applicable.)~~
34	~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract~~
35	~~Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which~~
36	~~shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase~~
37	~~price, a legal description sufficient to identify the property, and all other terms of the offer. The other parties shall then have an~~
38	~~optional prior right, for a period of ten (10) days after the notice is delivered, to purchase for the stated consideration on the~~
38	~~same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the~~
40	~~purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all~~
41	~~purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage~~
42	~~its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests,~~
43	~~or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets~~
44	~~to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any~~
45	~~company in which such party owns a majority of the stock.~~
46	ARTICLE IX.
47	INTERNAL REVENUE CODE ELECTION
48	If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the
49	parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each
50	party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle
51	"A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and
52	the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected
53	such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal
54	Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by
55	Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this
56	election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal
57	Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action
58	inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract
59	Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter
60	1, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party
61	hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each
62	such party states that the income derived by such party from operations hereunder can be adequately determined without the
63	computation of partnership taxable income.
64	ARTICLE X.
65	CLAIMS AND LAWSUITS
66	Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure
67	does not exceed Fifty thousand Dollars ($ 50,000.00) and if the payment is in complete settlement
68	of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over
69	the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling,
70	or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the
71	claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations
72	hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall
73	immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder. 74
74

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	ARTICLE XI.
2	FORCE MAJEURE
3	If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other
4	than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties
5	prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the
6	party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the
7	continuance of the force majeure. The term "force majeure," as here employed, shall mean an act of God, strike, lockout, or
8	other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of
9	nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other
10	cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party
11	claiming suspension.
12	The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The
13	requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes,
14	lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall
15	be entirely within the discretion of the party concerned.
16	ARTICLE XII.
17	NOTICES
18	All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise
19	specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex,
20	telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on
21	Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written
22	notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to
23	whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date
24	the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder
25	shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or
26	to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when
27	deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy
28	or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or
29	48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party
30	shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other
31	parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required
32	to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall
33	be deemed delivered in the same manner provided above for any responsive notice.
34	ARTICLE XIII.
35	TERM OF AGREEMENT
36	This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject
37	hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title
38	or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.
39	☐ Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in
40	force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.
41	☑ Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision
42	of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying
43	quantities, this agreement shall continue in force so long as any such well is capable of production, and for an
44	additional period of 90 days thereafter; provided, however, if, prior to the expiration of such
45	additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking,
46	Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall
47	continue in force until such operations have been completed and if production results therefrom, this agreement
48	shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well
49	drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the
50	Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-
51	completing, Plugging Back or Reworking operations are commenced within 180 days from the
52	date of abandonment of said well. "Abandonment" for such purposes shall mean either (i) a decision by all parties
53	not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any
54	operations on the well, whichever first occurs.
55	The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any
56	remedy therefor which has accrued or attached prior to the date of such termination.
57	Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this
58	Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a
59	notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon
60	request of Operator, if Operator has satisfied all its financial obligations.
61	ARTICLE XIV.
62	COMPLIANCE WITH LAWS AND REGULATIONS
63	A. Laws, Regulations and Orders:
64	This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules,
65	regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state,
66	and local laws, ordinances, rules, regulations and orders.
67	B. Governing Law:
68	This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-
69	performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and
70	determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states,
71	the law of the state of Colorado shall govern.
72	C. Regulatory Agencies:
73	Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any
74	rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or
2	production of wells, on tracts offsetting or adjacent to the Contract Area.
3	With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages,
4	injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation
5	or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission
6	or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not
7	constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of
8	production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such
9	an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such
10	incorrect interpretation or application.
11	ARTICLE XV.
12	MISCELLANEOUS
13	A. Execution:
14	This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been
15	executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of
16	the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which
17	own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have
18	become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no
19	event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this
20	agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of
21	drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease
22	as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs
23	hereunder, all sums so advanced shall be returned to such Non-Operator without interest.In the event Operator proceeds
24	with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a
25	current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the
26	Initial Well which would have been charged to such person under this agreement if such person had executed the same and
27	Operator shall receive all revenues which would have been received by such person under this agreement if such person had
28	executed the same.
29	B. Successors and Assigns:
30	This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs,
31	devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or
32	Interests included within the Contract Area.
33	C. Counterparts:
34	This instrument may be executed in any number of counterparts, each of which shall be considered an original for all
35	purposes.
36	D. Severability:
37	For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws,
38	this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to
39	this agreement to comply with all of its financial obligations provided herein shall be a material default.
40	ARTICLE XVI.
41	OTHER PROVISIONS
42
43	SEE ATTACHED PAGE 17
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A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	IN WITNESS WHEREOF, this agreement shall be effective as of the ____________________day of__________ ,
2	_____________________.
3
_____________________, who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form

4
Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes
 ~~in Articles~~

5	~~, have been made to the form.~~
6	ATTEST OR WITNESS:		OPERATOR
7			PETROSHARE CORP.
8		By:
9
10			Type or print name
11			Title
12			Date
13			Tax ID or S.S. No.
14

15	NON-OPERATORS
16
17		ROYALE INVESTMENTS, LLC
By:
18
19		Type or print name
20		Title
21		Date
22		Tax ID or S.S. No.
23

24		RANCHER ENERGY CORP.
25
By:
26		Jon Nicolaysen
27		Type or print name
28		Title	President & CEO
29		Date
30		Tax ID or S.S. No.
31

32		U.S. Energy Development Co.

By:
33		Douglas K. Walch
34		Type or print name
35		Title	President
36		Date
37		Tax ID or S.S. No.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

1	ACKNOWLEDGMENTS
2	Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.
3	The validity and effect of these forms in any state will depend upon the statutes of that state.
4
5	Individual acknowledgment:
6	State of _______________ )
7	State of _______________ ) ss.
8	County of _____________)
9	This instrument was acknowledged before me on
10	_________________________ by _______________________________
11
12	_________ (Seal, if any) ____________________________________ _______________________________________
13	_________ (Seal, if any) ____________________________________Title (and Rank) ___________________________
14	_________ (Seal, if any) ____________________________________My commission expires: ___________________________
15
16	Acknowledgment in representative capacity:
17	State of _______________ )
18	State of _______________ ) ss.
19	County of _____________)
20	This instrument was acknowledged before me on
21	_________________________ by _______________________________ as
22	___________________ of ______________________________________
23	_________ (Seal, if any) ____________________________________ _______________________________________
24	_________ (Seal, if any) ____________________________________Title (and Rank) ___________________________
25	_________ (Seal, if any) ____________________________________My commission expires: ___________________________
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